                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
[ ]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                   UST INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                      UST

                                   A REMINDER

     We have previously sent you proxy soliciting material relative to the Annual Meeting of Stockholders to be held on May 2, 2000. According to our records, we have not as yet received your proxy.

     Since time is short and your vote is very important, we encourage you to vote as soon as possible using one of the three methods listed on the reverse side of this card. Your vote is very important whether your holding is large or small.

     Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposals 4, 5 and 6.

     Your cooperation is greatly appreciated.


                              PLEASE ACT PROMPTLY


US327B                           DETACH HERE

*SECOND REQUEST*                     PROXY                  *SECOND REQUEST*

                                      UST

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 2, 2000

     The undersigned hereby appoints DEBRA A. BAKER and RICHARD H. VERHEIJ, or either of them, with full power of substitution, attorneys and proxies to vote all shares of Common Stock of UST Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Rich Forum, 307 Atlantic Street, Stamford, Connecticut, on Tuesday, the 2nd day of May 2000, at 10:00 a.m., and at any and all adjournments thereof, on the matters listed on the reverse side which are set forth in the accompanying Proxy Statement.

     THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6.

-----------                                                      -----------
SEE REVERSE                                                      SEE REVERSE
   SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
-----------                                                      -----------

-----------------                           ----------------
VOTE BY TELEPHONE                           VOTE BY INTERNET
-----------------                           ----------------

It's fast, convenient, and immediate!       It's fast, convenient, and your
Call Toll-Free on a Touch-Tone Phone        vote is immediately confirmed
1-877-779-8683.                             and posted.


FOLLOW THESE FOUR EASY STEPS:               FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY              1. READ THE ACCOMPANYING PROXY
   STATEMENT AND PROXY CARD.                   STATEMENT AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER                2. GO TO THE WEBSITE
   1-877-779-8683. STOCKHOLDERS RESIDING       http://www.eproxyvote.com/ust
   OUTSIDE THE UNITED STATES CAN CALL
   COLLECT ON A TOUCH-TONE PHONE            3. ENTER YOUR 14-DIGIT VOTER
   1-201-536-8073.                             CONTROL NUMBER LOCATED ON YOUR
                                               PROXY CARD ABOVE YOUR
3. ENTER YOUR 14-DIGIT VOTER                   NAME.
   CONTROL NUMBER LOCATED ON YOUR
   PROXY CARD ABOVE YOUR                    4. FOLLOW THE INSTRUCTIONS PROVIDED
   NAME.                                       AND BE PREPARED TO FURNISH THE
                                               SOCIAL SECURITY/TAX PAYER I.D.
4. FOLLOW THE RECORDED INSTRUCTIONS AND BE     NUMBER LINKED TO YOUR ACCOUNT.
   PREPARED TO FURNISH THE SOCIAL SECURITY/
   TAX PAYER I.D. NUMBER LINKED TO YOUR
   ACCOUNT.

YOUR VOTE IS IMPORTANT!                     YOUR VOTE IS IMPORTANT!
Call 1-877-779-8683 anytime!                Go to http://www.eproxyvote.com/ust
                                            anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET





U2327A                                                 DETACH HERE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Election of Directors, NOMINEES:                                                  FOR     AGAINST    ABSTAIN
   (01) E.H. DeHority, Jr., (02) E.J. Eisenman,         2. To amend and approve      [ ]        [ ]       [ ]
   (03) P.J. Neff                                          the 1992 Stock Option
                                                           Plan.

   [ ]  FOR ALL        [ ]  WITHHELD FROM                                            FOR     AGAINST    ABSTAIN
       NOMINEES             ALL NOMINEES                3. To ratify and approve     [ ]        [ ]       [ ]
                                                           Ernst & Young LLP as
   For all nominees except vote withheld from the          independent auditors of
   following:                                              the Company for the year
   [ ]                                                     2000.
      --------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING STOCKHOLDER PROPOSALS 4, 5 AND 6.

                             FOR      AGAINST   ABSTAIN
4. Stockholder Proposal.     [ ]         [ ]       [ ]

                             FOR      AGAINST   ABSTAIN
5. Stockholder Proposal.     [ ]         [ ]       [ ]

                             FOR      AGAINST   ABSTAIN
6. Stockholder Proposal.     [ ]         [ ]       [ ]

AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

  MARK HERE                        MARK HERE
 FOR ADDRESS    [ ]               IF YOU PLAN    [ ]
 CHANGE AND                       TO ATTEND
NOTE AT LEFT                     THE MEETING

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING FOR TRUSTS, ESTATES
OR CORPORATIONS, CAPACITY OR TITLE SHOULD BE STATED. IF SHARES ARE OWNED JOINTLY, BOTH OWNERS MUST SIGN. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Signature:________________________________ Date:__________________


Signature:________________________________ Date:__________________

                                      UST


                       UST INC. EMPLOYEES' SAVINGS PLAN


                                   A REMINDER

     You have previously received proxy soliciting material relative to the UST Annual Meeting of Stockholders to be held on May 2, 2000.

     According to our latest records, we have not received your instructions for the shares held on your behalf in the Savings Plan.

     The Plan provides that the Trustee, American Express Trust Company, must vote shares as to which it receives no instructions in the same proportion as instructed shares are voted. You are urged to vote promptly using one of the three methods listed on the reverse side of this card so that your shares may be voted according to your own instructions. ACCORDINGLY, YOUR COMPLETED INSTRUCTIONS MUST BE RECEIVED BY APRIL 28, 2000 IN ORDER FOR THE TRUSTEE TO VOTE YOUR SHARES. Your instructions are CONFIDENTIAL.

     Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposals 4, 5 and 6.

          Thank you for your cooperation.


U2327B                           DETACH HERE

*SECOND REQUEST*                                            *SECOND REQUEST*

                                      UST

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 2, 2000
                             EMPLOYEES' SAVINGS PLAN

     The undersigned hereby directs American Express Trust Company as Trustee of the UST Inc. Employees' Savings Plan to vote in person or by proxy all shares of Common Stock of UST Inc. allocated to the undersigned's account at the Annual Meeting of Stockholders to be held at Rich Forum, 307 Atlantic Street, Stamford, Connecticut, on Tuesday, the 2nd day of May 2000, at 10:00 a.m., and at any and all adjournments thereof, on the matters listed on the reverse side which are set forth in the accompanying Proxy Statement.

     THIS INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE ON YOUR SIGNED INSTRUCTION CARD, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6.

-----------                                                      -----------
SEE REVERSE                                                      SEE REVERSE
   SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
-----------                                                      -----------

-----------------                           ----------------
VOTE BY TELEPHONE                           VOTE BY INTERNET
-----------------                           ----------------

It's fast, convenient, and immediate!       It's fast, convenient, and your
Call Toll-Free on a Touch-Tone Phone        vote is immediately confirmed
1-877-779-8683.                             and posted.


FOLLOW THESE FOUR EASY STEPS:               FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY              1. READ THE ACCOMPANYING PROXY
   STATEMENT AND INSTRUCTION CARD.             STATEMENT AND INSTRUCTION CARD.

2. CALL THE TOLL-FREE NUMBER                2. GO TO THE WEBSITE
   1-877-779-8683. STOCKHOLDERS RESIDING       http://www.eproxyvote.com/ust
   OUTSIDE THE UNITED STATES CAN CALL
   COLLECT ON A TOUCH-TONE PHONE            3. ENTER YOUR 14-DIGIT VOTER
   1-201-536-8073.                             CONTROL NUMBER LOCATED ON YOUR
                                               INSTRUCTION CARD ABOVE YOUR
3. ENTER YOUR 14-DIGIT VOTER                   NAME.
   CONTROL NUMBER LOCATED ON YOUR
   INSTRUCTION CARD ABOVE YOUR              4. FOLLOW THE INSTRUCTIONS PROVIDED
   NAME.                                       AND BE PREPARED TO FURNISH THE
                                               SOCIAL SECURITY/TAX PAYER I.D.
4. FOLLOW THE RECORDED INSTRUCTIONS AND BE     NUMBER LINKED TO YOUR ACCOUNT.
   PREPARED TO FURNISH THE SOCIAL SECURITY/
   TAX PAYER I.D. NUMBER LINKED TO YOUR
   ACCOUNT.

YOUR VOTE IS IMPORTANT!                     YOUR VOTE IS IMPORTANT!
Call 1-877-779-8683 anytime!                Go to http://www.eproxyvote.com/ust
                                            anytime!

DO NOT RETURN YOUR INSTRUCTION CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET




U2327A                                                DETACH HERE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.|

IF NO DIRECTION IS GIVEN, THIS INSTRUCTION CARD WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Election of Directors, NOMINEES:                                                  FOR     AGAINST    ABSTAIN
   (01) E.H. DeHority, Jr., (02) E.J. Eisenman,         2. To amend and approve      [ ]        [ ]       [ ]
   (03) P.J. Neff                                          the 1992 Stock Option
                                                           Plan.

   [ ]  FOR ALL        [ ]  WITHHELD FROM                                            FOR     AGAINST    ABSTAIN
       NOMINEES             ALL NOMINEES                3. To ratify and approve     [ ]        [ ]       [ ]
                                                           Ernst & Young LLP as
   For all nominees except vote withheld from the          independent auditors of
   following:                                              the Company for the year
   [ ]                                                     2000.
      --------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING STOCKHOLDER PROPOSALS 4, 5 AND 6.

                             FOR      AGAINST   ABSTAIN
4. Stockholder Proposal.     [ ]         [ ]       [ ]

                             FOR      AGAINST   ABSTAIN
5. Stockholder Proposal.     [ ]         [ ]       [ ]

                             FOR      AGAINST   ABSTAIN
6. Stockholder Proposal.     [ ]         [ ]       [ ]

And in their discretion, upon such other business as may properly come before the meeting.

  MARK HERE
 FOR ADDRESS    [ ]
 CHANGE AND
NOTE AT LEFT

Please sign exactly as name appears hereon. If signing for trusts, estates or corporations, capacity or title should be stated.

Signature:________________________________ Date:__________________